Forward-Looking Statements These slides contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Exhibit 99.2

Brush Engineered Materials Inc. Annual Meeting of Shareholders May 7, 2008

2007: In Summary Execution . . . Milestones . . . Profitable Growth

2007 - Results in Summary Record sales, benefiting from new products and acquisitions Strongest earnings ever International sales up 57% Higher margins, stronger balance sheet, and added liquidity

Our Shareholder returns have outpaced our benchmarks by a wide margin for 5 years ...

Our revenue growth is widespread and primarily organic ...

Income was at record levels ... Reported Results Operating Run Rate* *2005 excludes debt prepayment expense and the reversal of tax valuation allowance totaling $0.30 *2006 excludes income of $1.07 due to reversal of a tax valuation allowance *2007 excludes effect of a favorable litigation settlement, lower cost or market inventory valuation, loss on sale of a small business and gain on sale of Ru inventory all totaling $0.80

Our balance sheet and financial flexibility is solid ...

2008 began with some uncertainty ... Some momentum lost in late 2007 Set back in hard disk drive media market Prevailing macro economic environment

As the year has progressed, the outlook is encouraging ... Order entry patterns are healthy Backlogs are increasing No apparent signs of significant economic weakness Media is improving Expect another good year

Key Execution Initiatives New products, applications and services Further global expansion Continued diversification of markets and technology base Augment growth through "smart" acquisitions Manufacturing excellence through Lean Sigma Build a winning team .. . . Fueled by a passion for change!

Growth Platforms - 2007

Revenue by Region - 2007

Growth Platforms Williams Advanced Materials (WAM) Expanding beyond head applications to media Massive shift to perpendicular magnetic recording Brewster, New York thin film operation expansion

Growth Platforms WAM International expansion Czech Republic facility opened Suzhou, China operation coming on stream Louny, Czech Republic June 2007

Growth Platforms Technical Materials, Inc. Technology processing center opened New rolling and specialized bonding capabilities Provides capacity for growth in computer, medical and alternative energy markets Lincoln, Rhode Island

Growth Platforms Alloy Products Broadened growth platform - strip and bulk form Capturing great demand from fast-growing oil and gas, aerospace and heavy equipment markets New products - beryllium and non-beryllium based

Growth Platforms Beryllium Products New primary beryllium facility Groundbreaking mid-July Resume reliable supply of high quality beryllium New business model Offering customers fully engineered components

Growth Platforms Seek additional unique acquisitions Techni-Met, Inc. - broadens our technology base and adds diversity into medical High level of intellectual property New source of value-add downstream capabilities High unique coating technology WAM targets at Techni-Met

We are a trusted growth partner to our customers Engineering bench strength Deep reservoir of experience Perspective from breadth of work across customer base and markets Well tested focus on developing solutions

Ready for What's Next New dimensions in LED lighting with WAM evaporation materials

Ready for What's Next Connecting China and the U.S. for 2008 Olympics Trans-Pacific Express fiber optic line High strength undersea repeater housings Beijing National Stadium

Ready for What's Next

Ready for What's Next Technical Materials, Inc. Precision rolled stainless materials for improved drug delivery Relief to asthma sufferers

Ready for What's Next Solar and other alternative energy WAM, Alloy, Brush Ceramics, TMI Thin film PV solar CPV solar technology

Ready for What's Next Alloy and TMI Products Driving performance in electric vehicles Tesla roadster 0-60 mph in 4 seconds 245 miles on a single charge

Outstanding Future Opportunities Culture and depth Building future engine of profitable growth Value to our shareholders Deliver it from a winning team